Subsequent Events Subsequent Events (Notes)	12 Months Ended
Dec. 31, 2013
Subsequent Events [Abstract]
Subsequent Events [Text Block]
SUBSEQUENT EVENTS

Amendments to Credit Agreement

In February 2014, the Partnership entered into an amended credit agreement with its lender group which allowed for greater liquidity under the senior secured credit facility and for greater covenant flexibility for the first quarter of 2014. Specifically, the amendment provides for: (i) an increase in the Total Leverage Ratio and Senior Secured Leverage Ratio (as defined in the Credit Agreement) to 5.85x and 3.40x, respectively, for the quarter ended March 31, 2014; (ii) the exclusion of fees and expenses associated with the strategic review and disposition of the Partnership’s Midstream Business from the calculation of Consolidated EBITDA (as defined in the Credit Agreement); (iii) deferring the redetermination of the Upstream Component of the Borrowing Base (both as defined in the Credit Agreement) until June 1, 2014; and (iv) the option for the Partnership, at its election, to expand the multiplier for the Midstream Component of the Borrowing Base from 3.75x to 4.00x.

On May 28, 2014 the Partnership and its lender group further amended the Credit Agreement to allow for greater liquidity and certain covenant relief through the second quarter of 2014. The amendment, among other items, provided for an increase in the midstream component of the Credit Agreement's total borrowing base and provided for an increase in the Total Leverage Ratio and Senior Secured Leverage Ratio (as defined in the Credit Agreement) for the quarter ended June 30, 2014. The amendment also provided that (i) effective June 1, 2014, the upstream component of the borrowing base of the Credit Agreement will decrease from $380 million to $330 million as part of the Partnership's regular semi-annual redetermination by its commercial lenders, (ii) the next borrowing base redetermination will be September 1, 2014, and (iii) that such reduction would automatically reduce aggregate commitments of the lenders under the Credit Agreement, with further automatic reductions in such aggregate commitments in amounts equal to, and upon, any future reductions in the borrowing base.
Contribution of the Midstream Business
On July 1, 2014, the Partnership closed the Midstream Business Contribution (see Note 1). In addition, in connection with the Midstream Business Contribution, Regency agreed to indemnify the Partnership for losses arising from the Midstream Business, including potential losses associated with these laws and regulations, and the Partnership agreed to use commercially reasonable efforts to mitigate such losses.
Amendment to Senior Note Indenture
Following the close of the Midstream Business Contribution, $51.1 million of the Partnership's Senior Notes remain outstanding; however, the Partnership amended the indenture governing such outstanding unsecured senior notes to eliminate substantially all of the restrictive covenants and certain events of default pertaining to its Senior Notes.